Exhibit 10.12

AMENDMENT TO PROMISSORY NOTE

THIS AMENDMENT TO PROMISSORY NOTE (this “Fifth Amendment”), dated as of March 10, 2022, by and between Sunfire Acquisition Corp Limited, a Cayman Islands exempted company (the “Maker”) and Sunfire Sponsor, LLC or its registered assigns or successors in interest (the “Payee”).

WHEREAS, Maker executed and delivered a Note dated as of June 30, 2021 in the principal sum of up to Three Hundred Thousand Dollars ($300,000) in lawful money of the United States of America (the “Note”);

WHEREAS, Maker executed and delivered an amendment to promissory note (the “First Amendment”) dated as of October 22, 2021;

WHEREAS, Maker executed and delivered an amendment to promissory note (the “Second Amendment”) dated as of December 31, 2021;

WHEREAS, Maker executed and delivered an amendment to promissory note (the “Third Amendment”) dated as of January 26, 2022;

WHEREAS, Maker executed and delivered an amendment to promissory note (the “Fourth Amendment”) dated as of February 28, 2022;

WHEREAS, Maker and Payee hereby desire and consent to amend the Note as set forth herein.

NOW, THEREFORE, for other good and valuable consideration, the parties hereto agree as follows:

1.	All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Note, the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment.

2.	Section 1 is hereby amended in its entirety to read as follows: “Principal. The principal balance of this Note shall be payable by the Maker on the earlier of: (i) April 30, 2022 or (ii) the date on which Maker consummates an initial public offering of its securities. The principal balance may be prepaid at any time. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.”

3.	Section 3 is hereby amended in its entirety to read as follows: “Drawdown Requests. Maker and Payee agree that Maker may request up to Three Hundred Thousand Dollars ($300,000) for costs reasonably related to Maker’s initial public offering of its securities. The principal of this Note may be drawn down from time to time prior to the earlier of: (i) April 30, 2022 or (ii) the date on which Maker consummates an initial public offering of its securities, upon written request from Maker to Payee (each, a “Drawdown Request”). Each Drawdown Request must state the amount to be drawn down, and must not be an amount less than Ten Thousand Dollars ($10,000) unless agreed upon by Maker and Payee. Payee shall fund each Drawdown Request no later than five (5) business days after receipt of a Drawdown Request; provided, however, that the maximum amount of drawdowns collectively under this Note is Three Hundred Thousand Dollars ($300,000). Once an amount is drawn down under this Note, it shall not be available for future Drawdown Requests even if prepaid. No fees, payments or other amounts shall be due to Payee in connection with, or as a result of, any Drawdown Request by Maker. Notwithstanding the foregoing, all payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorneys’ fees, and then to the reduction of the unpaid principal balance of this Note.”

4.	Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note, the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment shall remain in full force and effect.

5.	This Fifth Amendment shall be governed by New York law, without regard to conflicts of law principles.

6.	This Fifth Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

7.	This Fifth Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

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IN WITNESS WHEREOF, Maker and Payee, intending to be legally bound hereby, have caused this Fifth Amendment to be duly executed by the undersigned as of the day and year first above written.

SUNFIRE ACQUISITION CORP LIMITED

By:	/s/ Thomas W. Neukranz
Name:	Thomas W. Neukranz
Title:	Chief Executive Officer

SUNFIRE SPONSOR LLC

By:	/s/ Barry Kostiner
Name:	Barry Kostiner
Title:	Manager

[Signature Page to Amendment to Promissory Note]